UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 1, 2022

Stellar Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-38280	20-8339782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9 Greenway Plaza, Suite 110

Houston, Texas 77046

(Address of Principal Executive Offices) (Zip Code)

(713) 210-7600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

As previously disclosed, effective October 1, 2022, Stellar Bancorp, Inc., a Texas corporation formerly known as CBTX, Inc. (the “Company”), completed its previously announced merger of equals (the “Merger”) with Allegiance Bancshares, Inc., a Texas corporation (“Allegiance”), pursuant to an Agreement and Plan of Merger, dated as of November 5, 2021, by and between the Company and Allegiance. At closing, Allegiance merged with and into the Company, with the Company as the surviving corporation.

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is being filed to amend Item 9.01 of the Company’s Current Report filed with the Securities and Exchange Commission on October 3, 2022 (the “Original Form 8-K”) in order to include the historical financial statements of Allegiance required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as described in the Form 8-K/A, all other information in the Original Form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)            Financial Statements of Business Acquired.

The audited consolidated balance sheets of Allegiance as of December 31, 2021 and 2020 and consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the years ended December 31, 2021, 2020 and 2019 and related notes are included as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The unaudited consolidated balance sheet of Allegiance at June 30, 2022 and consolidated statements of income for the three and six months ended June 30, 2022 and 2021, consolidated statements of comprehensive income for the three and six months ended June 30, 2022 and 2021, consolidated statements of changes in shareholders’ equity for the three and six months ended June 30, 2022 and 2021 and consolidated statements of cash flows for the six months ended June 30, 2022 and 2021 and related notes are included as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b)            Pro Forma Financial Information.

The unaudited pro forma combined condensed consolidated statement of financial condition of Stellar Bancorp as of June 30, 2022 and the unaudited pro forma combined condensed statement of income for the six months ended June 30, 2022 and for the year ended December 31, 2021, after giving effect to the Merger and the adjustments described in such pro forma financial statements, are included as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Crowe LLP
99.1	Audited consolidated financial statements of Allegiance as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019 and related notes (incorporated herein by reference to Allegiance’s Annual Report on Form 10-K for the year ended December 31, 2021).
99.2	Unaudited consolidated financial statements of Allegiance at June 30, 2022 and for the three and six months ended June 30, 2022 and 2021 and related notes (incorporated herein by reference to Allegiance’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022).
99.3	Unaudited pro forma financial information of Stellar Bancorp as of June 30, 2022 and for the six months ended June 30, 2022 and the year ended December 31, 2021, after giving effect to the Merger.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2022

STELLAR BANCORP, INC.
By:	/s/ Paul P. Egge
Name:	Paul P. Egge
Title:	Chief Financial Officer